Exhibit 4.32

Execution Version

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO

CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN

REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT

CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”)

SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO

RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

LAUNCH SERVICES AGREEMENT

among

SATÉLITES MEXICANOS, S.A. DE C.V.,

incorporated under the laws of Mexico,

as the Customer

and

SPACE EXPLORATION TECHNOLOGIES CORP.,

a Delaware corporation,

as the Contractor

Dated as of February 3, 2012

The attached Agreement and information contained therein is confidential and proprietary of Satélites Mexicanos, S.A. de C.V. and Space Exploration Technologies Corp. and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Agreement.

— Proprietary and Confidential —

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

TABLE OF CONTENTS

1.	Incorporation by Reference; Precedence; References and Defined Terms		5
	1.1	Incorporation by Reference	5
	1.2	Precedence	5
	1.3	References and Defined Terms	5
2.	Services		6
	2.1	Launch Services	6
	2.2	Performance of Launch Services	6
	2.3	Alternate Launch Site	6
3.	Price		6
	3.1	Launch Services Price	6
	3.2	Optional Services	7
4.	Payment Terms		7
	4.1	Installment Payments	7
	4.2	Payment Obligation	7
	4.3	Invoices	7
	4.4	Late Fees	7
5.	Taxes		8
6.	Launch Schedule		8
	6.1	Designation of Launch Period, Launch Slot, Launch Interval and Launch Date	8
	6.2	Payload Delivery	8
	6.3	Launch Manifest Policy	8
	6.4	Periodic Certifications	9
7.	Representations, Warranties and Covenants		9
	7.1	(***)	9
	7.2	(***)	9
	7.3	(***)	9
8.	Reflight Option		9
	8.1	Terms	9
	8.2	Price	10
	8.3	Retainer	10
	8.4	Sole Remedy	10
9.	Third Party Liability for Launch Activities		10
	9.1	Insurance	10
	9.2	Indemnification by the United States Government	11
	9.3	Excess Third Party Liability for Launch Activities	11
10.	Cross-Waivers; Indemnification		11
	10.1	Waivers	11
	10.2	Extension of Waivers	11
	10.3	Indemnification	12

— Proprietary and Confidential —

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

	10.4	Applicability	12
11.	Delays		12
	11.1	Excusable Delays	12
	11.2	Customer Delays	13
	11.3	Contractor Delays	13
	11.4	Payment	13
12.	(***)		13
	12.1	(***)	13
	12.2	(***)	13
	12.3	(***)	13
	12.4	(***)	13
13.	Confidentiality		14
	13.1	Confidentiality of Agreement	14
	13.2	Announcements	14
	13.3	Terms for Handling Proprietary Information	14
	13.4	Legally Required Disclosures	15
	13.5	Exceptions	15
	13.6	Return of Proprietary Information	15
	13.7	No License or Right to use Proprietary Information	15
14.	Limitations of Liability and Disclaimer of Warranties		16
	14.1	NO CONSEQUENTIAL DAMAGES	16
	14.2	LIMITATION OF LIABILITY	16
	14.3	DISCLAIMER OF WARRANTIES	16
	14.4	Application	16
15.	Destruction of the Launch Vehicle and Payload		16
16.	Termination		17
	16.1	Mutual Agreement	17
	16.2	Customer’s Right to Terminate	17
	16.3	Contractor’s Right to Terminate	18
17.	Licenses		18
18.	Compliance with Government Requirements		18
19.	Notices		19
	19.1	Transmittal	19
	19.2	Notice Date	19
	19.3	Address for Notices	19
	19.4	Application	20
20.	(***)		20
	20.1	(***)	20
	20.2	(***)	20
21.	Failure Review Board		20
22.	Dispute Resolution		20
	22.1	Informal Dispute Resolution	20
	22.2	Litigation	21

Proprietary and Confidential	Page 3

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

23.	Intellectual Property		21
24.	Severability		22
25.	Waiver		22
26.	No Joint Venture or Agency		22
27.	Assignment		22
	27.1	(***)	22
	27.2	(***)	22
	27.3	(***)	22
28.	(***)		22
29.	Governing Law		22
30.	Entire Agreement		22
31.	Modification		22
32.	Insurance Support		22
33.	Counterparts		23
34.	Fees and Expenses		23
35.	Effective Date		23
36.	Survival		23

Exhibits

Exhibit A - Defined Terms

Exhibit B - Statement of Work

Exhibit C - Form of Cross-Waiver

Exhibit D - Interface Control Document

Exhibit E - Schedule of Optional Services

Exhibit F - Disclosures

Proprietary and Confidential	Page 4

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

LAUNCH SERVICES AGREEMENT

This Launch Services Agreement, including all attachments hereto (the “Agreement”), is entered into as of February 3, 2012, by and between Space Exploration Technologies Corp., a Delaware corporation with principal offices at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”) and Satélites Mexicanos, S.A. de C.V., a corporation organized under the laws of Mexico with principal offices at Avenida Paseo de la Reforma No. 222, Pisos 20 y 21, Col. Juarez, Delegación Cuauhtémoc, CP 06600 México, D.F. (“Customer”). Except as otherwise provided herein or unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings given such terms on the attached Exhibit A (Defined Terms).

WHEREAS, Customer desires Contractor to launch its spacecraft into orbit, (***), in accordance with the parameters set forth in the Statement of Work attached hereto as Exhibit B; and

WHEREAS, Contractor desires to launch the Payload with Contractor’s Falcon 9 launch vehicle (as defined herein, the “Launch Vehicle”), subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.	Incorporation by Reference; Precedence; References and Defined Terms.

1.1 Incorporation by Reference. The following attachments, as may be amended from time to time in accordance with the terms hereof, are incorporated into this Agreement by reference and shall be an integral part of this Agreement: (a) Exhibit A (Defined Terms); (b) Exhibit B (Statement of Work); (c) Exhibit C (Form of Cross-Waiver); and (d) Exhibit D (Interface Control Document).

1.2 Precedence. In the event of conflict between the terms and conditions of this Agreement and any of its attachments, the terms and conditions of this Agreement shall govern. In the event of a conflict among the attachments, the sequence of precedence shall be as follows: (a) Exhibit A (Defined Terms); (b) Exhibit B (Statement of Work); (b) Exhibit C (Form of Cross-Waiver); (c) Exhibit D (Interface Control Document), provided that as of completion of CDR in the event of any conflicts between Exhibit B (Statement of Work) and the Interface Control Document, the Interface Control Document shall govern.

1.3 References and Defined Terms. Unless otherwise expressly indicated herein, references in this Agreement or in Exhibit A (Defined Terms) to an Exhibit or Section refer to the appropriate Exhibit or Section in this Agreement. For the

— Proprietary and Confidential —

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

purposes of this Agreement, references to “Customer”, “customer employees” and “customer personnel” shall include employees of Customer’s Affiliates and any employee of Customer or its Affiliates hired through a staffing agency or other contract employee provider and treated as an employee of Customer or its Affiliates and for whose actions Customer or its Affiliates shall be legally responsible.

2.	Services.

2.1 Launch Services. Subject to the terms and conditions of this Agreement, Contractor shall furnish Customer (***) Launch Services and (***) Reflight Launch Services (***), if purchased by Customer, of the Payload from the Launch Site as contemplated herein and in Exhibit B (Statement of Work).

2.2 Performance of Launch Services. The Launch Services and any Reflight Launch Services (***) (if applicable) shall be considered complete upon Launch, but not complete in the event of a Terminated Ignition. Additional services not currently contemplated herein and included as options in Exhibit B (Statement of Work) or otherwise requested by Customer, will be subject to mutual written agreement of the Parties. Contractor may, on a Non-Interference Basis, sell any remaining payload capacity on any Launch Services performed hereunder. (***).

2.3 Alternate Launch Site. Contractor shall notify Customer if Contractor establishes an alternate launch site capable of performing the Launch Services (including any Reflight Launch Services or Replacement Launch Services, as applicable) during the performance period of this Agreement (the “Alternate Launch Site”). Such notification shall include, without limitation, any deviations to: the (i) Launch Period, Launch Slot, Launch Interval or Launch Date, as applicable; (ii) Launch Services Price; (iii) Exhibit B (Statement of Work) or ICD, as applicable. Contractor’s notice shall also include the time period (not to be less that (***), in which Customer may elect, at its sole discretion, if it agrees to utilize the Alternate Launch Site for the applicable Launch Services. For the avoidance of doubt, if Customer agrees to utilize the Alternate Launch Site for its Launch Services (including any Reflight Launch Services or Replacement Launch Services, as applicable), any deviation of the Launch Period, Launch Slot, Launch Interval or Launch Date as initially notified by Contractor to Customer in this Section 2.3 shall: (i) not be considered an Excusable Delay, and (ii) be on a one-time, no-fault basis and without application of Contractor or Customer delay fees.

3.	Price

3.1 Launch Services Price. The price for the primary Launch Services shall be (***) (the “Launch Services Price”).

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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

3.2 Optional Services. Customer may purchase certain optional services, as described in attached Exhibit E (“Optional Services”), by furnishing SpaceX, not later than the exercise date set forth in Exhibit E (Schedule of Optional Services), written notice of its intent to purchase such Optional Service(s). SpaceX shall thereafter invoice Customer for the full price of the Optional Service(s), which Customer agrees to pay in full within (***) thereafter

4.	Payment Terms.

4.1 Installment Payments. Customer shall pay the Launch Services Price to Contractor in (***) installments in accordance with the following table:

Installment Payment Number	Milestone (as described in the Statement of Work)	Installment Amount and Percentage	Due Date*
Initial Payment	Commencement of Launch Mission Planning	(***)	(***)
(***)	Delivery of (***)	(***)	(***)
(***)	Commencement of (***)	(***)	(***)
(***)	Delivery of (***)	(***)	(***)
(***)	Delivery of (***)	(***)	(***)
(***)	Delivery of (***)	(***)	(***)

*	(***).
**	(***).

4.2 Payment Obligation. Customer shall be obligated to make all payments to Contractor hereunder regardless of the outcome of the Launch Services, Reflight Launch Services or Replacement Launch Services (if applicable).

4.3 Invoices. Contractor shall invoice Customer at the address set forth in Section 19 (Notices) and Customer shall make payments via electronic deposit of funds to the Contractor Account at the later of: (a) (***); or (b) (***). (***).

4.4 Late Fees. If any amount due under this Agreement shall remain unpaid after its due date, and if the Party owed such payment has provided the other Party written notice thereof, then the non-paying Party shall pay interest to the other Party at the Interest Rate. Interest will be computed commencing as of the Business Day after the due date until and including the date the payment is actually made.

5.	Taxes. Should Taxes be levied on the services or payments contemplated herein (other than Taxes on the income of the Parties), Customer shall be

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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

responsible for all Taxes related to the Payload (“Customer Taxes”) and Contractor shall be responsible for all Taxes related to the Falcon 9 and the Launch Services. Customer Taxes are not included in the Contract Price and shall be borne by Customer in addition to the Contract Price. Where Contractor is required by law to withhold Customer Taxes, Contractor shall notify and provide Customer evidence of such requirement and Customer shall pay Contractor the full amount of such withheld Customer Taxes in addition to the Contract Price within (***) of such withholding obligation. (***).

6.	Launch Schedule.

6.1 Designation of Launch Period, Launch Slot, Launch Interval and Launch Date. The date of the Launch (“Launch Date”) shall occur within a (***) period beginning on (***) and ending on (***) (“Launch Period”). The Parties shall determine, no later than: (a) (***) prior to the start of the Launch Period, a (***) period within the Launch Period (“Launch Slot”) during which the Launch Date will occur; (b) (***) prior to the start of the Launch Slot, a (***) period within the Launch Slot (“Launch Interval”) during which the Launch Date will occur; and (c) (***) prior to the start of the Launch Interval, the Launch Date. The above-referenced dates and time frames shall be determined by mutual written consent of the Parties, in accordance with Section 19 (Notices) (such consent not to be unreasonably withheld, conditioned or delayed), based on Launch Range availability, Launch Vehicle readiness, Payload readiness and atmospheric conditions that are adverse to the performance of the Launch Services. If a Reflight Launch Service (***) is exercised by Customer, the initial Launch Period will be determined at that time subject to available Launch Opportunities, and thereafter the Launch Slot, Launch Interval and Launch Date shall be determined in accordance with the terms of this Section 6.1 (Designation of Launch Period, Launch Slot, Launch Interval and Launch Date).

6.2 Payload Delivery. Customer shall deliver the Payload to the Launch Site at least (***) and not more than (***) prior to the Launch Date, fully tested and ready for integration with the Launch Vehicle pursuant to Exhibit D (Interface Control Document) and in Exhibit B (Statement of Work). (***).

6.3 Launch Manifest Policy. Contractor seeks to avoid launch scheduling conflicts when allocating launch slots on its manifest, (***). In the event of a manifest conflict, Contractor shall manage its manifest in accordance with the launch schedule prioritization policy set forth in this Section 6.3 (Launch Manifest Policy).

(a)	(***);

(b)	(***);

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(c)	(***);

(d)	(***);

(e)	(***);

(f)	(***);

(g)	(***); and

(h)	(***).

(***)

6.4 Periodic Certifications. Beginning (***) prior to the start of the Launch Period and on each (***) anniversary thereafter (***). In the event of an anticipated delay in production of the Launch Vehicle or Payload (as applicable), the Party experiencing the delay shall provide a bona fide estimate of the duration of the delay. Any delay notice provided in accordance with this Section 6.4 (Periodic Certifications) shall not be deemed as an approval or waiver by Customer or Contractor, respectively, for a delay of the Launch Date or delivery of the Payload, as applicable. Notwithstanding the foregoing, the Parties acknowledge and agree that delay fees (described in Section 11 (Delays)) shall only apply to actual Launch delays and not anticipated production delays and any certification provided under this Section 6.4 (Periodic Certifications) shall not constitute a request by either Party for postponement of the Launch Date.

7.	Representations, Warranties and Covenants. (***) the representations and warranties and covenants contained in this Section 7 (Representations, Warranties and Covenants).

7.1 (***)

7.2 (***)

7.3 (***)

8.	Reflight Option.

8.1 Terms. Customer is entitled to purchase (***) additional Launch Service of an additional Payload to the originally-intended orbit and otherwise in accordance with Exhibit B (Statement of Work), in the event of a Launch Failure (“Reflight Option”). The Reflight Option does not include the cost of the replacement Payload, insurance or other expenses, all of which shall be borne by Customer. In the event of a Launch Failure, Contractor shall make reasonable efforts to

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perform the Launch contemplated by the Reflight Option (“Reflight Launch Services”) within a period beginning at (***) following receipt of Customer’s written request for the Reflight, which request must be provided to Contractor within (***) following determination of the Launch Failure. The Reflight Launch Services must be completed within (***) following a Launch Failure or the Reflight Option shall terminate and Contractor shall retain the Reflight Option fee, unless the inability to perform the Reflight Launch Services within such timeframe is solely the fault of Contractor.

8.2 Price. Customer may purchase the Reflight Option at a cost equal to (***) of the Launch Services Price, any time prior to (***) prior to the start of the Launch Period, as such Launch Period may be adjusted for reasons attributable to Contractor, by furnishing written notice to Contractor of its intent to purchase the Reflight Option. Contractor shall thereafter invoice Customer for the full price of the Reflight Option, which Customer agrees to pay in full within (***) thereafter. Except as specifically set forth in this Section 8.2 (Price), performance of the Reflight Launch Services (if necessary) shall be in accordance with the applicable terms and conditions of this Agreement.

8.3 Retainer. In the event Contractor is not required to provide a Reflight Launch Services in connection with a Launch Service hereunder, Contractor shall retain the Reflight Option fee without further obligation or liability to Customer.

8.4 Sole Remedy. (***)

9.	Third Party Liability for Launch Activities.

9.1 Insurance. Contractor shall satisfy (at its own expense) Third Party launch liability insurance requirements in the amounts and consistent with applicable United States federal regulations and statutes governing commercial space launch. Contractor shall name as additional insureds (among others), Customer, any customer of Customer directly involved in Launch Activities, Customer’s Related Third Parties involved in Launch Activities, Contractor Related Third Parties involved in Launch Activities, the government of the United States of America, (***). Such insurance shall cover death, bodily injury, property loss and damage to Third Parties for such launch activities as are prescribed by the CSLA and the terms of the launch license issued to Contractor pursuant thereto (“Launch Activities”). Coverage shall attach upon arrival of the Payload at the Launch Site and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to Earth (***) following the date of Launch, unless the Payload is removed from the spacecraft processing facility other than for the purpose of transportation to the Launch Site or is removed from the Launch Site other than by Launch, in which case, coverage shall extend only until such

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removal. Third-party launch liability insurance does not cover losses to Customer or any loss or damage to the Payload or any Customer property, equipment, or personnel (or the property, equipment or personnel of Customer’s Related Third Parties). Excluding third-party launch liability insurance, insurance coverage for the Payload, Customer property, equipment and personnel (and the property, equipment or personnel of Customer’s Related Third Parties) shall be the responsibility of Customer and shall contain an express waiver of subrogation as to Contractor and its Related Third Parties. Copies of such policies obtained by Customer shall be provided to Contractor upon request.

9.2 Indemnification by the United States Government. In recognition that the CLSA requires the United States Secretary of Transportation (to the extent of the necessary appropriations and Congressional enactments) to provide for the payment of successful covered third party claims arising from Launch Activities in excess of the required amount of third party launch liability insurance, but not to exceed One Billion Five Hundred Million U.S. dollars ($1,500,000,000) (as adjusted by applicable law), (***).

9.3 Excess Third Party Liability for Launch Activities. To the extent not covered by Third Party launch liability insurance or eligible for coverage by the United States government pursuant to the CSLA, Contractor shall be exclusively liable to Third Parties for any death, injury, loss or damage arising from the Launch Activities caused by Contractor or its equipment (including the Launch Vehicle or parts or components thereof), and Customer shall be exclusively liable to Third Parties for any death, injury, loss or damage arising from the Launch Activities caused by Customer or its equipment (including the Payload or parts or components thereof).

10.	Cross-Waivers; Indemnification.

10.1 Waivers. Each Party hereby agrees not to sue or otherwise bring a claim against the other Party, that Party’s Related Third Parties or the U.S. government or its contractors or subcontractors for any injury, death, property loss or damage (including loss of or damage to the Payload or the Launch Vehicle or other financial loss) sustained by it or its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement, including activities at the Launch Site or the performance of the Launch Service(s) contemplated herein.

10.2 Extension of Waivers. Each Party hereby agrees to extend the waiver of claims and release of liability herein to their respective contractors, subcontractors and insurers, by requiring them to waive and release (in writing) the right to sue or otherwise bring a claim against the other Party or that Party’s Related Third Parties for any injury, death, property loss or damage (including

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loss of or damage to the Payload or the Launch Vehicle or other financial loss) sustained by them or any of their employees, officers, directors or agents, arising in any manner out of or in connection activities relating to the performance of this Agreement, including activities at the Launch Site or the performance of the Launch Service(s) contemplated herein.

10.3 Indemnification. To the extent that claims of liability by Related Third Parties are not covered by the third-party liability insurance above described, each Party hereby agrees that it shall indemnify and hold harmless the other Party from and against any liability or expense, including attorneys’ fees, resulting from any suit or claim by the indemnifying Party’s Related Third Parties for any injury, death, property loss or damage (including loss of or damage to the Payload or the Launch Vehicle or other financial loss) sustained by it or any of its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement, including activities at the Launch Site or performance of the Launch Service(s) contemplated herein.

10.4 Applicability. The obligation to waive claims shall apply to the Parties’ contractors, subcontractors and insurers (at every tier) that are involved in activities relating to the performance of this Agreement. The waivers shall apply regardless of the theory of liability, whether based in contract, tort, equity or otherwise, including negligence, product liability, strict liability or any other theory of liability. Each Party agrees to obtain insurance as it deems necessary to cover death, injury, loss or damage for which it has waived the right to sue or bring a claim against the other Party, and each Party agrees to obtain a waiver of subrogation rights from any insurer providing such insurance coverage. Nothing in this Section 10 (Cross-Waivers; Indemnification) shall preclude either Party from suing or otherwise bringing a claim against its own Related Third Parties. The Parties agree to memorialize certain of the rights and obligations described in this Section 10 (Cross-Waivers; Indemnification) in any agreement that may be advised or required by the appropriate U.S. regulatory authorities, to include execution of the form of cross-waivers substantially in the form of attached Exhibit C (Form of Cross-Waiver).

11.	Delays.

11.1 Excusable Delays. Neither Party shall be liable for any delay or failure in the performance of its obligations under this Agreement in the event such delay or failure is due to an Excusable Delay beyond such Party’s control and not due to the fault or negligence of such Party. Failure by either Party timely to obtain any required governmental license, permit or authorization shall not be an Excusable Delay. Subject to this Section 11.1 (Excusable Delays) and Section 16 (Termination), the period of performance for each Party under this

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Agreement shall be extended by the duration of any Excusable Delay. Notification of Excusable Delay will be provided promptly in writing by the affected Party and a reasonable extension period will be agreed to by both Parties in writing. Notwithstanding the foregoing, in the event one or more Excusable Delays result in an aggregate Excusable Delay attributable to a Party in excess of (***), the other Party shall have the right to terminate this Agreement without liability. In the event of a termination by Customer for Excusable Delay, Contractor shall refund (***) for the affected Launch Service, within (***) of any such termination. In the event of a termination by Contractor for Excusable Delay, Contractor shall retain, (***) as of the effective date of termination without further obligation or liability to Customer and shall refund the remainder of the amounts paid by Customer hereunder (without interest), within (***) of any such termination.

11.2 Customer Delays. If Customer causes or requests any delay that is not an Excusable Delay exceeding (***) (in the aggregate) beyond the Launch Date, Customer agrees to pay Contractor delay fees based on the following schedule: (a) (***); (b) (***); and (c) (***). Any fractional month(s) shall be calculated on a pro-rata basis and nothing in this Section 11.2 (Customer Delays) shall be construed as allowing for delayed payment of any amounts owed by Customer hereunder. (***). Contractor shall not be responsible for Payload or customer equipment storage costs in the event of a delayed Launch whether or not such delay is an Excusable Delay. (***).

11.3 Contractor Delays. If issues solely associated with the Launch Vehicle cause any delay that is not an Excusable Delay exceeding (***) (in the aggregate) beyond the Launch Date, Contractor agrees to pay Customer delay fees based on the following schedule: (a) (***); (b) (***); and (c) (***). Any fractional month(s) shall be calculated on a pro-rata basis. (***).

11.4 Payment. Any delay fees owed hereunder shall be payable monthly in arrears and made via electronic deposit of funds to the Customer Account or Contractor Account, as applicable.

12.	(***)

12.1 (***)

12.2 (***)

12.3 (***)

12.4 (***)

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	(***)	(***)	(***)	(***)	(***)

(***)	(***)	(***)	(***)	(***)	(***)

(***)	(***)	(***)	(***)	(***)	(***)

(***)	(***)	(***)	(***)	(***)	(***)

(***)	(***)	(***)	(***)	(***)	(***)

13.	Confidentiality.

13.1 Confidentiality of Agreement. Neither Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Party, except as compelled by judicial or other governmental action, or as otherwise expressly provided herein, and with reasonable notice provided in writing to the affected Party at least (***) in advance of the disclosure.

13.2 Announcements. No public announcement, release, or other disclosure of information relating to this Agreement, including the existence of this Agreement, shall be made except by prior written agreement of the Parties, such agreement not to be unreasonably withheld, conditioned or delayed.

13.3 Terms for Handling Proprietary Information. Contractor and Customer each agree to retain in confidence all Proprietary Information of the other Party. Each Party agrees to: (a) preserve and protect the confidentiality of the other Party’s Proprietary Information; (b) refrain from using the other Party’s Proprietary Information except as contemplated in this Agreement; (c) disclose the Proprietary Information only to its directors, officers, employees and agents as is reasonably required in connection with the exercise of such Party’s rights and obligations under this Agreement and subject to a binding non-disclosure agreement that is at least as protective as this Section 13 (Confidentiality); and (d) not disclose Proprietary Information to any third party, provided, however, that each Party may disclose Proprietary Information of the other Party that is: (i) already in the public domain through no fault of the disclosing Party; (ii) discovered or created by the receiving Party without reference to the Proprietary Information of the disclosing Party; (iii) otherwise made known to the receiving Party through no wrongful conduct of the receiving Party or the entity providing the information to the receiving Party; or (iv) required to be disclosed by judicial or other governmental action, order or regulation. The confidentiality obligations of this Section 13 (Confidentiality) shall survive the expiration or termination of this Agreement for a period of (***). Any disclosure of Proprietary

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Information by Customer under this Agreement to any Associate Contractor shall be on terms no less restrictive than those set forth in this Section 13 (Confidentiality), provided that such agreement reference that Contractor is an intended third party beneficiary.

13.4 Legally Required Disclosures. Notwithstanding any provision of this Section 13 (Confidentiality), in the event that the receiving Party becomes legally compelled to disclose Proprietary Information of the disclosing Party (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or similar applicable domestic securities laws or regulations), the receiving Party shall provide the disclosing Party with written notice thereof at least (***) in advance of any such disclosure (unless such period is in contravention of a direct governmental order or subpoena) so that the disclosing Party may seek a protective order or other appropriate remedy, or to allow the disclosing Party to redact such portions of the Proprietary Information as the disclosing Party deems appropriate. In any such event, the receiving Party will disclose only such information as is legally required and will cooperate with the disclosing Party (at the disclosing Party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

13.5 Exceptions. Notwithstanding any provision of this Section 13 (Confidentiality) to the contrary, each Party may disclose Proprietary Information, including the terms of this Agreement: (a) (***); (b) (***); (c) (***); (d) in connection with the enforcement of this Agreement or rights under this Agreement; (e) (***); and (f) (***). Any disclosure of Proprietary Information by a Party in confidence pursuant to this Section 13.5 (Exceptions) shall be on terms no less restrictive than those set forth in this Section 13 (Confidentiality).

13.6 Return of Proprietary Information. After such time as the Proprietary Information is no longer required for performance of this Agreement, and upon the request of the disclosing Party, the receiving Party shall promptly return such Proprietary Information (and any copies, extracts and summaries thereof) to the disclosing Party, or, with the disclosing Party’s written consent, shall promptly destroy such materials (and any copies, extracts and summaries thereof), (***).

13.7 No License or Right to use Proprietary Information. Except as expressly provided in this Agreement, nothing in this Agreement shall be construed as granting the receiving Party, whether by implication, estoppel or otherwise, any license or any right to use any Proprietary Information received from the disclosing Party.

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14.	Limitations of Liability and Disclaimer of Warranties.

14.1 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, FOR THE COST OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, OR FOR LOST REVENUES OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWSOEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT, EQUITY OR OTHERWISE, INCLUDING NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, OR ANY OTHER THEORY OF LIABILITY.

14.2 LIMITATION OF LIABILITY. CONTRACTOR’S TOTAL AND CUMULATIVE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT HOWSOEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT, EQUITY OR OTHERWISE, INCLUDING NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, OR ANY OTHER THEORY OF LIABILITY, SHALL IN NO EVENT EXCEED THE AMOUNTS RECEIVED BY CONTRACTOR FROM CUSTOMER FOR THE LAUNCH SERVICES, REFLIGHT LAUNCH SERVICES OR REPLACEMENT LAUNCH SERVICES DURING WHICH SUCH LIABILITY AROSE.

14.3 DISCLAIMER OF WARRANTIES. CONTRACTOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF DESIGN, OPERATION, QUALITY, WORKMANSHIP, SUITABILITY, RESULT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LAUNCH VEHICLE, THE LAUNCH SERVICES, OR ANY ASSOCIATED EQUIPMENT OR SERVICES. ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXPRESSLY DISCLAIMED.

14.4 Application. The limitations set forth in this Section 14 (Application) shall apply even if the Parties have been advised of the possibility of such losses or damages, and notwithstanding any failure of essential purpose of any limited remedy set forth in this Agreement. The Parties acknowledge that the amounts payable hereunder are based in part on the limitations set forth in this Section 14 (Limitations of Liability and Disclaimer of Warranties) and that such limitations are a bargained-for and essential part of this Agreement. (***).

15.	Destruction of the Launch Vehicle and Payload. The Launch Range safety official is authorized to destroy the Launch Vehicle and Payload, without liability to either Party or either Party’s Related Third Parties, if, in the Launch Range safety official’s sole discretion, such destruction is necessary to prevent personal injury or damage to property.

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16.	Termination.

16.1 Mutual Agreement. This Agreement may be terminated by mutual consent of the Parties in a writing signed by duly authorized representatives of each Party.

16.2 Customer’s Right to Terminate.

(a)	Termination for Convenience. Customer may terminate this Agreement at its convenience and for any reason: (i) outside of (***) prior to the first day of a Launch Period (***), subject to a termination for convenience fee retained by Contractor equal to (***), which amounts Contractor shall retain without further obligation or liability to Customer; or (ii) within (***) prior to the first day of a Launch Period (***), subject to a termination for convenience fee retained by Contractor equal to (***), which amounts Contractor shall retain without further obligation or liability to Customer. In any case of termination for convenience by Customer, Contractor shall retain any Reflight Option fees paid by Customer without further obligation or liability to Customer. In no case may Customer terminate for convenience if Customer is in breach of its payment obligations hereunder.

(b)	Termination for Delay. Provided Customer is not currently in default of a material provision of this Agreement, In the event Contractor has delayed or provided notice of delay of a Launch Date, other than for Excusable Delays, for a period exceeding (***) for the Launch Service, (***), Customer shall have the right to: (i) (***); or (ii) (***), such right to be elected by Customer in writing and within (***) following the conclusion of such (***) period. With respect to any Launch Service terminated by Customer, Customer shall have no further obligation or liability to Contractor for such Launch Service.

(c)

Termination for Cause. Provided Customer is not currently in default of a material provision of this Agreement, in the event of a material breach by Contractor of its obligations under this Agreement other than its obligation to perform the Launch Services within the period provided for in Sections 11.1 (Excusable Delays) or 16.2(b) (Termination for Delay), and if after having been given written notice of the same by Customer, Contractor fails to cure such material breach within (***) of receipt of such notice, Customer shall have the right to (***), such right to be elected by Customer in writing and within (***) following the conclusion of such (***) period. For the sake of clarity, a delay by Contractor in performing the

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Launch Services, Reflight Launch Services or Replacement Launch Services shall be governed pursuant to Section 16.2(b) (Termination for Delay). Nothing in this Agreement shall be construed as in any way obligating SpaceX to refund any payments made in connection with any Launch Services, Reflight Launch Services or Replacement Launch Services performed hereunder. With respect to any Launch Service terminated by Customer, Customer shall have no further obligation or liability to Contractor for such Launch Service.

(d)	(***)

(***)

(e)	(***)

16.3 Contractor’s Right to Terminate. Provided Contractor is not currently in default of a material provision of this Agreement, and subject to (***) Contractor shall have the right to terminate this Agreement if Customer fails to comply with any material provision of this Agreement (including any payment obligation hereunder), after Customer is given written notice of non-compliance and: (a) (***); or (b) (***). In connection with such termination for Customer default, Contractor shall be entitled to a termination fee equivalent to all Installment Payments received and due from Customer as of the effective date of termination and shall have no further obligation or liability to Customer.

17.	Licenses. Each Party shall be responsible for obtaining any licenses, authorizations, clearances, approvals and/or permits (“Licenses”) necessary to carry out its obligations under this Agreement. Each Party agrees to provide reasonable assistance to the other Party as necessary to obtain such Licenses. Contractor shall be responsible for obtaining any Licenses required to carry out the Launch Services and Customer shall be responsible for obtaining any Licenses required to operate the Payload. Contractor and Customer agree to provide information and execute any documentation needed to obtain such Licenses pursuant to applicable U.S. laws and regulations, including the AECA and the CSLA. In the event that either Party is unable to obtain a License as a result of the actions or inactions of the other Party that render the counter-Party unable to perform its obligations under this Agreement, such actions or inactions shall be deemed to be a material breach of this Agreement by such Party.

18.	Compliance with Government Requirements. Contractor and Customer shall comply with their respective national, federal, state and local laws and regulations, and any Licenses issued in connection with the performance of this Agreement. In addition, Customer shall comply with all U.S. export and import laws, regulations, rules, licenses and agreements related to the launch of the

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Payload or any assignment contemplated in Section 27 (Assignment), including but not limited to the ITAR and EAR. Customer shall be responsible for registration of the Payload, and Contractor shall be responsible for registration of the Launch Vehicle, pursuant to the United Nations Convention on Registration of Objects Launched into Outer Space, done January 14, 1975, T.I.A.S. 8480.

Each Party further certifies that its entry into, and performance of its obligations under this Agreement, is in compliance with the applicable provisions of the U.S. Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et seq., and all applicable anti-corruption or anti-bribery laws, statues or regulations.

19.	Notices.

19.1 Transmittal. All notices and other transmittals under this Agreement shall be in writing and shall be hand-delivered or sent via a reputable express mail courier, first class mail or electronic mail to the addresses specified below with written confirmation of receipt. All material notices shall be either hand-delivered or sent via reputable express mail courier.

19.2 Notice Date. The date upon which any such communication is hand-delivered or, if such communication is sent by mail or by electronic transmission, the date upon which the sender receives the corresponding confirmation of receipt shall be the effective date of such communication.

19.3 Address for Notices and Invoices. Each Party’s address is set forth below. Each Party shall promptly notify the other Party in the event of any change in its address or designated contacts.

For correspondence sent to Contractor:	With copies to:

(***)	(***)

For correspondence and notices sent to Customer:	With copies to:

(***)	(***)

For invoices sent to Customer:	With copies each to:

(***)	(***)

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19.4 Application. All written notices contemplated by this Agreement shall be provided in accordance with this Section 19 (Notices).

20.	(***)

20.1 (***)

20.2 (***)

21.	Failure Review Board. If any configuration of the Launch Vehicle, or its derivatives, experiences Launch Failure, then Contractor shall only perform the Launch Services under this Agreement after the most probable cause of the failure has been identified and corrective actions have been implemented to the satisfaction of the applicable failure review board (the “Failure Review Board”) convened by Contractor to evaluate the root cause of such failure. The Failure Review Board shall consist of those technical disciplines necessary to assess the failure, its cause and necessary corrective action, if any, required for future launches. (***) subject to applicable regulatory and confidentiality requirements, Contractor shall present to Customer the results of the final investigation of the Failure Review Board that are provided to the U.S. Federal Aviation Administration.

22.	Dispute Resolution. Any dispute, claim or controversy between the Parties arising out of or relating to this Agreement (“Dispute”), including any Dispute with respect to the interpretation, performance, termination or breach of this Agreement or any provision thereof shall be resolved as provided in this Section 22 (Dispute Resolution).

22.1 Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

(i)	If, during the course of the performance of this Agreement, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor’s program manager shall promptly consult with Customer’s contract manager in an effort to reach an agreement to resolve the Dispute.

(ii)	In the event agreement cannot be reached within (***) of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the President or equivalent of each Party for resolution of the Dispute.

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(iii)	In the event agreement cannot be reached as provided in Section 22.1(a) or Section 22.1(b) above within a total of (***) after receipt of the written notice described in Section 22.1(a) above, either Party may proceed in accordance with Section 22.2 (Litigation).

Each phase of the dispute resolution process shall require the Parties to meet in person at least one time.

22.2 Litigation.

(i)	If any Dispute arising between the Parties cannot be settled pursuant to Section 22.1 (Informal Dispute Resolution) (or, if a Party makes a good faith determination that (i) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive relief to enforce its rights or the other Party’s obligations under the provisions of this Agreement is necessary or (ii) litigation is necessary to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors), either Party shall have the right to bring suit.

(ii)	Any suit brought shall be brought in the courts of the United States District Court for the Southern District of New York, and the Parties hereby waive any objection to that venue and that court’s exercise of personal jurisdiction over the case. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by the state and federal courts in the Southern District of New York concerning any Dispute between the Parties. If, for any reason, the Southern District of New York will not exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America.

(iii)	THE PARTIES EXPRESSLY WAIVE THEIR RIGHT TO A JURY IN CONNECTION WITH SUCH DISPUTE.

(iv)	Nothing in this Agreement precludes a Party that prevails on any claim from initiating litigation in any appropriate forum to enter or enforce a judgment based on the court’s award on that claim.

23.	Intellectual Property. At no time shall either Party have any ownership rights, other rights or licenses to any Inventions of the other Party (or the other Party’s Related Third Parties), including, without limitation, any Inventions conceived and first reduced to practice during performance of this Agreement. The Parties do not intend to jointly develop any Inventions hereunder.

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24.	Severability. If any portion of this Agreement is held invalid, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement, unless applying such remaining portions would frustrate the purpose of this Agreement.

25.	Waiver. The failure of either Party to exercise any right granted in this Agreement or to require any performance of any term of this Agreement or the waiver by either Party of any breach of this Agreement shall not prevent a subsequent exercise or enforcement of, or be deemed a waiver of any subsequent breach of, the same or any other term of this Agreement.

26.	No Joint Venture or Agency. Nothing in this Agreement shall constitute or create a joint venture, partnership, or similar arrangement between the Parties. No Party is authorized to act as agent for the other Party except as expressly stated herein.

27.	Assignment. Unless otherwise provided for in this Section 27 (Assignment), this Agreement may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.

27.1 (***)

27.2 (***)

27.3 (***)

28.	(***)

29.	Governing Law. This Agreement and its performance by the Parties shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to provisions on the conflicts of laws. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Agreement.

30.	Entire Agreement. This Agreement, and all attachments hereto, supersedes all prior communications, transactions and understandings, whether oral or written, with respect to the subject matter hereof and constitutes the sole and entire agreement between the Parties pertaining to the subject matter hereof.

31.	Modification. No modification or amendment to, or addition, deletion or waiver of any of the terms or conditions of this Agreement, shall be binding on either Party unless agreed by both Parties and evidenced by a written document signed by a duly authorized representative of each Party.

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32.	Insurance Support. Contractor, at no additional cost to Customer, shall cooperate with and provide reasonable and customary support to assist Customer in obtaining Launch and In-Orbit Insurance, to the extent obtained by Customer, including: (***)

33.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile or other equivalent electronic signature which signatures shall constitute original signatures.

34.	Fees and Expenses. The late fees (described in Section 4 (Payment Terms)), delay fees (described in Section 11 (Delays)) and termination fees (described in Section 16 (Termination)) represent the Parties’ current, reasonable and good faith estimates of damages to be incurred as a result of delay or termination and do not serve as a penalty.

35.	Effective Date. The effective date of this Agreement (the “Effective Date”) shall be the date when all of the following conditions have been fulfilled, as confirmed in writing promptly upon occurrence:

(i)	(***); and

(ii)	(***)

(***)

36.	Survival. Notwithstanding any other provision to the contrary, and in addition to any other provision in this Agreement stated to survive the termination or expiration of this Agreement, the provisions contained in Exhibit A (Defined Terms), Section 4 (Payment Terms), Section 5 (Taxes), Section 10 (Cross-Waivers; Indemnification), Section 13 (Confidentiality), Section 14 (Limitations of Liability and Disclaimer of Warranties), Section 16 (Termination) Section 18 (Compliance with Government Requirements), Section 19 (Notices), Section 22 (Dispute Resolution), Section 23 (Intellectual Property), Section 24 (Severability), Section 25 (Waiver), Section 26 (No Joint Venture or Agency), Section 27 (Assignment), Section 29 (Governing Law), Section 30 (Entire Agreement), Section 31 (Modifications), Section 33 (Counterparts), Section 34 (Fees and Expenses), Section 36 (Survival) and shall survive the termination or expiration of this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Launch Services Agreement by their duly authorized officers effective as of the Effective Date.

Space Exploration Technologies Corp.		Satélites Mexicanos, S.A. de C.V.

By:	(***)	By:	/s/ Patricio Northland
Name:	(***)	Name:	Patricio Northland
Title:	(***)	Title:	CEO
Date:	February 3, 2012	Date:	February 2, 2012

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EXHIBIT A – DEFINED TERMS

“AECA” means the Arms Export Control Act of 1976, as amended, 22 U.S.C. § 2778, and the regulations promulgated thereunder; including: ITAR and the regulations for the Importation of Arms, Ammunition and Implements of War, 27 C.F.R. Part 447.

“Affiliate” means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first entity.

“Agreement” shall have the meaning set forth in the introductory paragraph.

“Alternate Launch Site” shall have the meaning set forth in Section 2.3 (Alternate Launch Site).

“Associate Contractor(s)” means the contractor(s) or consultant(s) designated by Customer from time-to-time associated with the development, delivery, operation and maintenance of the Payload.

“Business Day” means any Day other than Saturday, Sunday or a Day on which national banks located in the United States of America and United Mexican States are authorized to be closed.

“CCAFS” means Cape Canaveral Air Force Station, Florida, including the associated installations, equipment and services used or provided by Contractor in connection with the Launch Services as provided for in Exhibit B (Statement of Work).

“CDR” means the Critical Design Review, as defined in Exhibit B (Statement of Work).

“Constructive Total Failure” means (***). For purposes of the Launch and In-Orbit Insurance policy, if any (and not for any other purpose hereunder), this definition shall be modified to reflect the meaning ascribed to the concept of “constructive total loss” in Customer’s policy of Launch and In-Orbit Insurance.

“Contractor” shall have the meaning set forth in the introductory paragraph.

“Contractor Account” shall mean (***).

“Control” and its derivatives mean, with respect to an entity: (a) the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights; or (b) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

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“CSLA” means the Commercial Space Launch Act of 1988, as amended, 49 U.S.C. §§ 70101-70121 and the regulations issued pursuant thereto, including: the Commercial Space Transportation Regulations, 14 C.F.R. Parts 400-460.

“Customer” shall have the meaning set forth in the introductory paragraph.

“Customer Account” shall mean (***).

“Customer Taxes” shall have the meaning set forth in Section 5 (Taxes).

“Day” means a calendar day unless otherwise indicated.

“Dispute” shall have the meaning set forth in Section 22 (Dispute Resolution).

“Deviation” means, with respect to the Launch Service:

(***)

“EAR” means the Export Administration Regulations administered by the Bureau of Industry and Security, U.S. Department of Commerce, 15 C.F.R. Parts 730-744, in effect under the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-1707, pursuant to Executive Order 13222 of August 17, 2001.

“Effective Date” shall have the meaning set forth in Section 35 (Effective Date).

(***)

“Excusable Delays” means acts of God, acts of government in its sovereign or contractual capacity, Launch Range “no-go” determination or unavailability, acts of terrorism, riot, revolution, hijacking, fire, strike, sabotage, or similar event resulting in an interruption of essential services or supplies.

“Failure Review Board” shall have the meaning set forth in Section 21 (Failure Review Board).

“Financing Entity(ies)” means any entity (other than Contractor or parties related to Contractor), which has been specifically identified in a written notification to Contractor providing money to Customer to finance this Agreement.

“Finance Facility” means a debt facility, including the US Ex-Im Supported Facility, arranged by Customer to finance all or part of the Launch Services Price.

“Gross Negligence” means (a) the failure to perform a duty in reckless disregard of the consequences thereof, including injury, death or property damage of others; or (b) other actions (or failures to act) of an aggravated nature that closely approach intentional or willful wrongdoing

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“GTO” means geosynchronous transfer orbit.

“Initial Payment” means the initial Installment Payment indicated in Section 4.1 (Installment Payments).

“Installment Payments” means an installment payment listed in Section 4.1 (Installment Payments).

“Installment Due Date” means, for each installment payment listed in Section 4.1 (Installment Payments), the applicable installment payment due date.

“Intentional Ignition” means any time prior to Launch when the ignition command is given causing ignition of the first stage engines of the Launch Vehicle.

“Interface Control Document” or “ICD” means that document to be attached as Exhibit D to this Agreement, which shall be prepared by Contractor with data to be supplied by Customer, negotiated in good faith and mutually agreed upon in writing by both Parties prior to the beginning of the Launch Period. The Interface Control Document shall supersede any interface requirements document. In the event the Parties are unable to agree upon an Interface Control Document, the interface requirements document shall govern for purposes of technical interface between the Launch Vehicle and Payload.

“Interest Rate” shall mean (***) percent ((***)%), compounded on (***) basis.

“Inventions” mean all ideas, designs, concepts, techniques, inventions, discoveries, works of authorship, modifications, improvements, or derivative works, regardless of patentability.

“ITAR” means the International Traffic in Arms Regulations administered by the Directorate of Defense Trade Controls, U.S. Department of State, 22 C.F.R. Parts 120-130, pursuant to the AECA.

“Launch” means Intentional Ignition, for the purpose of Payload carriage, followed by either (a) Lift-Off or (b) Launch Failure.

“Launch Activities” shall have the meaning set forth in Section 9.1 (Third Party Liability for Launch Activities).

“Launch and In-Orbit Insurance” means insurance procured by Customer covering the risks of Launch and/or the risks of in-orbit failures with respect to Partial Loss, Constructive Total Loss and Total Loss of the Payload (or replacement Payload if the Reflight Option is exercised).

— Proprietary and Confidential —	Page 27

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Launch Date” shall have the meaning set forth in Section 6.1 (Designation of Launch Period, Launch Slot, Launch Interval and Launch Date). If the Launch Date has not yet been established in accordance with this Agreement, the Launch Date shall be deemed to be the first day of the Launch Period, Launch Slot, or Launch Interval, as applicable.

“Launch Failure” means either (a) Total Failure or (b) Constructive Total Failure.

“Launch Interval” shall have the meaning set forth in Section 6.1 (Designation of Launch Period, Launch Slot, Launch Interval and Launch Date).

(***)

“Launch Period” shall have the meaning set forth in Section 6.1 (Designation of Launch Period, Launch Slot, Launch Interval and Launch Date).

“Launch Range” means the U.S. governmental authorities and office with jurisdiction over the Launch Site.

“Launch Services” means the services listed in Exhibit B (Statement of Work).

“Launch Site” means CCAFS.

“Launch Services Price” shall have the meaning set forth in Section 3 (Price).

“Launch Slot” shall have the meaning set forth in Section 6.1 (Designation of Launch Period, Launch Slot, Launch Interval and Launch Date).

“Launch Vehicle” means the Contractor’s Falcon 9 launch vehicle that meets the requirements set forth in Exhibit B (Statement of Work).

“Licenses” shall have the meaning set forth in Section 17 (Licenses).

“Lift-Off” means physical separation of the Launch Vehicle from the launch pad and release of the hold-down restraints.

(***)

“Non-Interference Basis” means (***).

“Optional Services” shall have the meaning set forth in Section 3.2 (Optional Services).

“Other Customer” means (***).

— Proprietary and Confidential —	Page 28

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

“Other Customer’s Agreement” means (***).

“Partial Loss” for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), shall have the meaning assigned to such term in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch to be performed under this Agreement. Customer shall promptly provide a copy of such definition to Contractor after the issuance of such policy of Launch and In-Orbit Insurance, if any.

“Parties” means Customer and Contractor.

“Party” means Customer or Contractor.

“Payload” means: (***).

“PDR” shall have the meaning set forth in Exhibit B (Statement of Work).

“Proprietary Information” means all confidential, proprietary and trade secret information and materials, in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party to the other Party hereto and; (a) is identified as proprietary by legend thereon; (b) is disclosed orally as proprietary at the time of initial disclosure and then summarized in a written document; or (c) is information which the receiving Party would assume to be confidential based upon the nature of such information or the manner in which it was disclosed. Notes and memoranda and other information prepared by the receiving Party (but not the receiving Party’s attorneys) that include or are derived from the disclosing Party’s Proprietary Information shall be considered the disclosing Party’s Proprietary Information for all purposes of this Section. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving Party at the time of its disclosure, as evidenced by written records of the receiving Party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving Party; (iii) is independently developed by the receiving Party as evidenced by written records of the receiving Party; or (iv) is rightfully obtained by the receiving Party from any third party without restriction and without breach of any confidentiality obligation by such third party.

“Reflight Launch Services” shall have the meaning set forth in Section 8.1 (Terms).

“Reflight Option” shall have the meaning set forth in Section 8.1 (Terms).

“Related Third Parties” means (a) the Parties’ respective contractors and subcontractors involved in the performance of this Agreement and their respective directors, officers, employees, and agents, including any Associate Contractors; (b) the Parties’ respective directors, officers, employees, and agents; (c) the Other Customer

— Proprietary and Confidential —	Page 29

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

and any other entity or person, with any valid interest (including a financial interest) in the Payload, Contractor, Customer, the Launch Services, Launch Vehicle or the ground support equipment; and (d) any entity or person to whom Customer has sold or leased, directly or indirectly, or otherwise agreed to provide any portion of the Payload.

(***)

“Statement of Work” means the Statement of Work attached hereto as Exhibit B.

“Taxes” means all taxes, customs, duties, or similar tariffs and fees that may levied or collected upon the services or payments contemplated by this Agreement.

“Terminated Ignition” means Intentional Ignition not followed by Lift-Off.

“Third Party” means any individual or legal entity other than the Parties or Related Third Parties.

“Total Failure” means (***).

“Total Loss” for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), the meaning assigned to the term “Total Loss” in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch, shall take precedence over this definition. Customer shall promptly provide a copy of such definition to Contractor after the issuance of such policy of Launch and In-Orbit Insurance, if any.

“US Ex-Im Supported Facility” means the syndicated export credit facility financed or guaranteed by the Export-Import Bank of the United States intended to finance a portion of the Launch Services Price.

— Proprietary and Confidential —	Page 30

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

EXHIBIT B – STATEMENT OF WORK

[TO BE ATTACHED]

— Proprietary and Confidential —	Page 31

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

EXHIBIT C – FORM OF CROSS-WAIVER

Please see current form United States FAA Cross-Waiver at the following hyperlink:

http://edocket.access.gpo.gov/cfr_2011/janqtr/pdf/14cfr440AppB.pdf

In the event this link is ever deactivated, the Form of Cross Waiver shall be the most recent Form of Cross Waiver published in the United States Code of Federal Regulations.

— Proprietary and Confidential —	Page 32

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

EXHIBIT D – INTERFACE CONTROL DOCUMENT

[TO BE ATTACHED]

— Proprietary and Confidential —	Page 33

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

EXHIBIT E – SCHEDULE OF OPTIONAL SERVICES

[TO BE ATTACHED]

— Proprietary and Confidential —	Page 34

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

EXHIBIT F – DISCLOSURES

[TO BE ATTACHED]

— Proprietary and Confidential —	Page 35